Exhibit 10.6
AMENDMENT NO. 3 TO KEEPWELL AGREEMENT
This    AMENDMENT    NO.    3    TO    KEEPWELL    AGREEMENT    (this
"Amendment") is dated as of July 25, 2025 and is entered into by and among B. Riley FINANCIAL INC., a Delaware corporation ("B. Riley"), B. RILEY Principal Investments LLC, a Delaware limited liability company ("BRPI"), TIGER US HOLDINGS INC., a Delaware corporation ("Holdings"), and PNC BANK, NATIONAL ASSOCIATION ("PNC"), solely in its capacity as agent and as Australian Security Trustee, Hong Kong Security Trustee and U.K. Security Trustee for the Lenders and the other Secured Parties (PNC, in such capacity, the "Agent"), in connection with the entry into that certain Amendment No. 6 to Revolving Credit, Term Loan and Security Agreement (the "Sixth Amendment") of even date herewith, which Sixth Amendment amends that certain Revolving Credit, Term Loan and Security Agreement, dated as of October 18, 2022 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") among the Holdings, TARGUS INTERNATIONAL LLC, a Delaware limited liability company ("TI"), TARGUS US LLC, a Delaware limited liability company ("TUS"), SENA CASES LLC, a Delaware limited liability company ("Sena"), HYPER PRODUCTS INC., a Delaware corporation ("Hyper"; together with Holdings, TI, TUS and Sena, each a "U.S. Borrower" and collectively the "U.S. Borrowers"), TARGUS (CANADA) LTD., a corporation continued under the federal laws of Canada ("Canadian Borrower"), TARGUS EUROPE LIMITED, a company incorporated in England and Wales with company number 01743076 ("U.K. Borrower"), and TARGUS ASIA PACIFIC LIMITED, a private company limited by shares incorporated under the laws of Hong Kong with business registration number 14747961 ("Hong Kong Borrower"), TARGUS AUSTRALIA PTY LTD ACN 003 527 008, a company limited by shares and incorporated under the laws of Australia ("Australian Borrower"), each other Loan Party party thereto, the Agent and the Lenders party thereto.
W I T N E S S E T H:
WHEREAS, Holdings, PNC, B. Riley, and BRPI are parties to that certain Keepwell Agreement dated as of February 20, 2024 (as amended, supplemented or otherwise modified from time to time, the "Keepwell Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Keepwell Agreement);
WHEREAS, Holdings, B. Riley, and BRPI have requested that PNC amend the Keepwell Agreement as set forth herein, and PNC have so agreed, subject to the terms and conditions contained herein;
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Keepwell Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

4904-6183-6630v2    4033.197

1.Amendment. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations and warranties contained in Section 3 below, the Keepwell Agreement is hereby amended as follows:
(a)The following definition contained in Section 1 of the Keepwell Agreement is hereby amended and restated in its entirety:
"Triggering Event" means that Undrawn Availability is less than (a) $1,500,000 at any time on or before August 15, 2025 or (b) $2,500,000 at any time after August 15, 2025, in each case for any period of three consecutive days.
2.Conditions to Effectiveness. The effectiveness of this Amendment is subject to the prior or concurrent consummation of each of the following conditions:
(a)Agent shall have received a fully executed copy of this Amendment executed by each Borrower, each other Loan Party and each Lender; and
(b)no Obligor Event of Default shall have occurred and be continuing.
3.Representations and Warranties. To induce PNC to enter into this Amendment, B. Riley represents and warrants to PNC that:
(a)the execution, delivery and performance of this Amendment has been duly authorized by all requisite limited liability company or other applicable corporate action, as applicable, on the part of B. Riley and that this Amendment has been duly executed and delivered by such Loan Party;
(b)this Amendment constitutes the legal, valid and binding obligation of B. Riley enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally; and
(c)after giving effect to this Amendment, each of the representations and warranties made by B. Riley in or pursuant to the Keepwell Agreement are true and correct in all material respects (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date) on and as of the date hereof as if made on and as of the date hereof (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date).
4.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
5.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Receipt by telecopy or electronic mail (including email transmission of a PDF image) of any executed signature page to this Amendment shall constitute effective delivery of such signature page. The words "execution," "execute", "signed," "signature," and words of like import in or related to any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
6.Expenses. Borrowers agrees to pay all reasonable out-of-pocket expenses (including attorneys' fees) of Agent incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the Section 16.9 of the Credit Agreement.
7.This Amendment and the transactions contemplated hereby shall be subject to the confidentiality restrictions of Section 16.15 of the Credit Agreement.
8.The provisions of Sections 12.3 and 16.1 of the Credit Agreement are hereby incorporated hereby by reference, mutatis mutandis, as if specifically set forth herein.
[Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

B. RILEY FINANCIAL INC.

By: /s/ Bryant Riley
Name: Bryant Riley
Title:    Chairman & Co-CEO

B. RILEY PRINCIPAL INVESTMENTS LLC

By:    /s/Scott Yessner     Name: Scott Yessner
Title:    Executive Vice President & CFO

Signature Page to Amendment No. 3 to Keepwell Agreement
70022/0001-50528223v2

TIGER US HOLDINGS INC.,
as Holdings and as Borrowing Agent (on behalf of all Borrowers)

By:    /s/Mikel Howard Williams     Name: Mikel Howard Williams
Title:    Director

Signature Page to Amendment No. 3 to Keepwell Agreement

AGENT

PNC BANK, NATIONAL ASSOCIATIONS

By:    /s/Irshad Ahmed     Name: _Irshad Ahmed
Title:

Vice President

Signature Page to Amendment No. 3 to Keepwell Agreement